UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Midwest Holding Inc.
(Name of Registrant as Specified In Its Charter)

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MIDWEST HOLDING INC.
2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, June 9, 2015, at 10:00 a.m., Central Time

To the Shareholders of Midwest Holding Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Midwest Holding Inc., a Nebraska corporation (“Midwest”), will be held on Tuesday, June 9, 2015, at 10:00 a.m. Central Time at Hillcrest Country Club, 9401 E. "O" Street, Lincoln, Nebraska 68520 for the following purposes:

1.	To elect eight (8) directors of Midwest to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of McGladrey LLP as Midwest’s independent auditors for 2015; and

3.	To consider and act upon such other business as may properly be brought before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on April 27, 2015 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

Whether or not you plan to attend the Annual Meeting, you are urged to mark, date, and sign the enclosed proxy card and return it promptly so that your vote can be recorded. Alternatively, you may vote by telephone or on the internet. Instructions for voting by telephone or online are included on the enclosed proxy card.

If you are present at the Annual Meeting and desire to do so, you may revoke your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Mark A. Oliver
Chief Executive Officer

Dated: April 28, 2015
Lincoln, Nebraska

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This Notice of Meeting and Proxy Statement, and our Annual Report to Shareholders for the fiscal year ended December 31, 2014, are available online and may be accessed at www.envisionreports.com/MDH. In accordance with SEC rules, we do not use “cookies” or other software that identifies visitors accessing these materials on this website. We encourage you to access and review all of the important information contained in the proxy materials before voting.

MIDWEST HOLDING INC.
2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506

___________________________________

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 9, 2015
___________________________________

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies from the shareholders of Midwest Holding Inc., a Nebraska corporation, to be voted at the Annual Meeting of Shareholders of Midwest (the “Annual Meeting”) to be held at Hillcrest Country Club, 9401 E. "O" Street, Lincoln, NE on Tuesday, June 9, 2015, at 10:00 a.m. Central Time and any adjournment thereof. The terms “Midwest,” “Midwest Holding,” the “Company,” “we,” “us,” and “our” refer to Midwest Holding Inc. THE ENCLOSED PROXY IS SOLICITED BY MIDWEST’S BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted “FOR” the proposals as specified in this proxy statement and, at the discretion of the proxy holder, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

This proxy statement is being sent to each holder of record of the outstanding shares of $0.001 par value voting common stock of Midwest (the “Common Stock”), as of April 27, 2015 (the “Record Date”), in order to furnish each shareholder information relating to the business to be transacted at the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed to shareholders of Midwest on or about April 28, 2015. Midwest will bear the cost of soliciting proxies from its shareholders. If necessary, officers and regular employees of Midwest may by telephone, written communication, e-mail or personal interview, request the return of proxies.

Voting Procedures and Proxies

Only shareholders of record at the close of business on the Record Date are entitled to vote, either in person or by valid proxy, at the Annual Meeting. If you are unable to attend the Annual Meeting, please complete the enclosed proxy and return it to us so that your shares will be represented. When the enclosed proxy is duly executed and returned in advance of the Annual Meeting, and is not revoked, the shares of Common Stock represented thereby will be voted in accordance with the authority contained therein. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the Annual Meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the instrument otherwise provides.

Outstanding Voting Securities

On the Record Date, Midwest had issued and outstanding 13,118,351 shares of Common Stock, all of which are entitled to vote at the Annual Meeting. No other voting securities of Midwest are outstanding.

Voting Rights

The holders of shares of Common Stock are entitled to one vote per share, except in the election of directors for which the shareholder has cumulative voting rights pursuant to the Nebraska Business Corporation Act. Cumulative voting rights for the election of directors means that each shareholder’s total number of votes is determined by multiplying the number of shares held by eight (8), which is the number of directors being elected. The shareholder has the right to vote pro-ratably for all directors by checking the box labeled “FOR,” to withhold authority to vote by checking the box labeled “WITHHOLD,” or to vote a specific number of shares for each director by writing "CUMULATE FOR" on the line below and entering the name and number of shares voted on that line. NOTE: If shares voted by “CUMULATE FOR” exceed total votes available to the shareholder, the proxy is spoiled and none of the votes can be recorded. There are no conditions precedent to the exercise of cumulative voting rights under the Nebraska Business Corporation Act.

Quorum Requirement

In order to transact business at the Annual Meeting, a quorum must be present. A quorum is present if the holders of a majority of the total number of shares of Common Stock issued and outstanding as of the Record Date are represented at the Annual Meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called “abstentions”) and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called “broker non-votes”) will be counted for the purpose of determining whether a quorum is present.

Required Vote

Other than the election of Directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “FOR” or “AGAINST” are included. Proxies marked “ABSTAIN” and non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

Right to Attend Annual Meeting: Revocation of Proxy

Returning a proxy card now will not interfere with a shareholder’s right to attend the Annual Meeting or to vote shares of Common Stock personally at the Annual Meeting, if the shareholder wishes to do so. Any shareholder giving a proxy may revoke such proxy at any time before it is voted by delivering to Midwest at the address above a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Costs of Solicitation

Midwest will bear the cost of solicitation of proxies, which we expect to be nominal. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees, who will not receive any additional compensation for such services.

How to Read this Proxy Statement

Set forth below are the proposals to be considered by shareholders at the Annual Meeting, as well as important information concerning, among other things, Midwest’s management and Board of Directors; executive compensation; transactions between Midwest and its officers, directors and affiliates; the stock ownership of certain beneficial owners and management; the services provided to Midwest by and fees of McGladrey LLP, Midwest’s independent registered public accounting firm; and how shareholders may make proposals at the next annual meeting. EACH SHAREHOLDER SHOULD READ THIS INFORMATION BEFORE VOTING.

How to Vote – Proxy Instructions

For 2015, Midwest has arranged for telephone and internet voting procedures to be used. These procedures have been designed to authenticate the shareholder’s identity, to allow the shareholder to give instructions and to confirm that those instructions have been recorded properly. If you choose to vote by telephone or by using the internet, please refer to the specific instructions on the proxy card. The deadline for voting by telephone or the internet is 1:00 a.m. Central Daylight Time on Tuesday, June 9, 2015. If you wish to vote using the proxy card, complete, sign and date your proxy card and return it to Midwest before the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders of Midwest will elect eight (8) directors to serve as the Board of Directors until the 2016 Annual Meeting of Shareholders, or until their successors are elected and qualified. The Board of Directors has nominated for election the following eight (8) persons: Steve Conner, Rick D. Meyer, Mark A. Oliver, Milton Tenopir, Jim Ballard, Jack Theeler, Les Meyer, and Dana Stapleton. Each of these individuals currently serves as a director of Midwest: Two (2) of these individuals also serve as corporate officers (including as Chairman of the Board), and employees. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, the Board of Directors knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

Information Concerning Executive Officers and Director Nominees

Information concerning the names, ages, positions with Midwest, tenure as a director, and business experience of our executive officers and director nominees is set forth below. All executive officers are elected annually by the Board of Directors.

NAME	AGE	POSITION	DIRECTOR SINCE
Steve Conner	62	Director	2015
Rick D. Meyer	64	Chairman of the Board and Director	2003
Mark A. Oliver	56	CEO/Treasurer and Director	2010
Milton Tenopir	75	Director	2003
Jim Ballard	50	Director	2010
Jack Theeler	69	Director	2012
Les Meyer	62	Director	2009
Dana Stapleton	47	Director	2015

STEVE CONNER: Mr. Conner was appointed to the Board in March, 2015 to serve the remainder of Travis Meyer's term. Mr. Conner is a former director of Rocky Mountain Capital Corp. He was appointed to the Board of First Wyoming in 2015. He has served as a Consultant to Midwest PMS, Inc. an agricultural feed supplement manufacturer since 1975.

RICK D. MEYER: Mr. Meyer, co-founder of Midwest, was Chairman of the Board and Chief Executive Officer of the Company from 2003 until June 2009. In December 2011, he was again elected Chairman of the Board of Midwest, where he previously acted as a paid consultant from June 2009 to December 2011. Additionally, Mr. Meyer is Co-chairman of Pacific Northwest Capital Corp. ("Pacific Northwest"), chairman and CEO of Northstar Financial Corp. (“Northstar”), and Executive Vice President of New Mexico Capital Corp. ("New Mexico"), all start-up companies in Idaho, Minnesota and New Mexico respectively. In June 2012, Mr. Meyer was elected Chairman of the Board of First Wyoming Capital Corporation (“First Wyoming”) and First Wyoming Life Insurance Company (“First Wyoming Life”), and Chairman of the Board of Great Plains Financial Corp. (“Great Plains”) from 2012 until its merger with Midwest in 2014. He is also a Board Member of American Life.

MARK A. OLIVER: Mr. Oliver is currently the Chief Executive Officer and a member of the Board of Directors of American Life and Security Corp. ("American Life"), and has served in that capacity since that company received its Certificate of Authority from the Nebraska Department of Insurance on September 1, 2009. Mr. Oliver also serves as Chief Executive Officer and Treasurer and member of the Board of Directors of Midwest. From 1984 until June 2007 Mr. Oliver was employed by Citizens, Inc., a life insurance holding company with principal offices in Austin, Texas, serving as its President and in various other executive capacities since 1997. Mr. Oliver also serves as Chairman and Chief Executive Officer of New Mexico. He serves as a Director and Treasurer of Pacific Northwest, and through October 2011, he served as a Director and Treasurer of First Wyoming. In June 2012, He was named Chief Executive Officer and a member of the Board of Directors of First Wyoming and First Wyoming Life. Additionally, he serves as Chief Executive Officer and a member of the Board of Great Plains Life Assurance Co. (“Great Plains Life”) and as President and Treasurer of Northstar. From 2011 through 2014 he was Treasurer and a member of the Board of Great Plains. He was Treasurer and a Board member of Rocky Mountain from 2012 to 2014.

MILTON TENOPIR: has served as a Director of the Company since 2003. He also is Chairman of American Life and serves as a Director of Northstar. He was a Director of Great Plains from 2012 to 2014. Mr. Tenopir served for twenty-nine years as a member of the University of Nebraska football coaching staff, including 24 years under Coach Tom Osborne, and five years under Coach Frank Solich. Mr. Tenopir retired from the Cornhusker program in January of 2003. Prior to his college coaching career, Mr. Tenopir taught high school math and science.

JIM BALLARD: was elected as Director of Midwest in 2010. He is also a Board Member of American Life. Mr. Ballard is part-owner and award-winning winemaker of James Arthur Vineyards. He has both his undergraduate and Master’s degrees in Broadcast Journalism from the University of Nebraska-Lincoln. Mr. Ballard is a Past-President of the Nebraska Winery and Grape Growers Association, where he also serves as chair of the legislative committee. He serves as Chair of the Board for WineAmerica, the only National Association for American Wineries and is also a Board Member for the National Wine and Grape Initiative. Additionally, he is a Board Member for Keep Nebraska Beautiful as well as Bright Lights and serves as the School Board President for Parkview Christian School in Lincoln. Jim is a graduate of Leadership Lincoln and class XXVI of the Nebraska LEAD Program.

JACK THEELER: Mr. Theeler was elected as a Director of the Company in 2012. Mr. Theeler is a partner in the Morgan Theeler law firm of Mitchell, SD where he has been employed since 1971. He has degrees in accounting (1968) and law (1971) from the University of South Dakota. In law school he was Editor in Chief of the South Dakota Law Review and graduated magna cum laude. He was the first Chairman of the South Dakota Lottery Commission from 1986 to 1992. He is a member of American Bar Association, the State Bar of South Dakota, the Association of Defense Trial Attorneys, the South Dakota Defense Lawyers Association and an associate in the American Board of Trial Advocates. Mr. Theeler has served on numerous boards and commissions including Dakota Wesleyan University, Mitchell Area Development Corporation and the Mitchell YMCA. Mr. Theeler has been inducted into the University of South Dakota Sports Hall of Fame, the Mitchell Area Ducks Unlimited Hall of Fame and his high school basketball team has been inducted into the South Dakota High School Basketball Hall of Fame. Jack and Nancy Theeler received the 2007 Community Service Award presented annually by the Mitchell Area Chamber of Commerce. He is also a Chairman of Great Plains Life. He was a Director of Great Plains from 2010 until its merger with Midwest in 2014. He is also a Board Member of Great Plains Life and American Life.

LES MEYER: has served on the Midwest’s Board of Directors since June 2009. He also serves as a Board member of American Life. As a young man, Mr. Meyer was a professional boxer. He worked for over 35 years representing utility companies, serving as director of media relations, government relations, and customer relations. In that role, he served as the liaison between the utility company and the public service commissions. Mr. Meyer was the author of several key pieces of legislation that govern the utility industry in Nebraska. Currently he is CEO of Knockout Partners, a real estate business serving the Front Range of Colorado. He also serves as President and a member of the Board of Directors of First Wyoming, First Wyoming Life and American Life. From 2012 to 2014 he was President and a member of the Board of Rocky Mountain.

DANA STAPLETON: Mr. Stapleton was appointed to the Board in March, 2015 to serve the remainder of John Perkins' term. A former director of Great Plains Financial Corp, he is a farmer/rancher in Sisseton, South Dakota. In 2001 he was named the South Dakota Farmer of the Year and the 2002 National Farmer of the Year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

CORPORATE GOVERNANCE

Board Leadership Structure

Midwest does not have a formal policy regarding the separation of its Chairman and CEO (principal executive officer) positions. The role of Chairman and of CEO currently are held separately. Rick Meyer serves as Chairman, while Mark Oliver serves as CEO. The Board of Directors believes that Midwest’s current leadership structure is appropriate, given the size of the Company and the Board, and achieves important objectives for the Company. Mr. Oliver is positioned to focus his energies on implementing Midwest’s business strategy and administering its day-to-day affairs. Rick Meyer is positioned to draw on his relationships with other Board members and his experience within the industry to effectively discharge the duties of Chairman.

Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks. For example, the Board of Directors regularly receives reports regarding the investments and securities held by Midwest’s insurance subsidiaries, American Life and Security Corp., Capital Reserve Life Insurance Co. and Great Plains Life Assurance Co., as well as other reports regarding their insurance business.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange. In determining whether our directors are independent, however, we intend to comply with the rules of the NYSE MKT. The NYSE MKT listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

The NYSE MKT listing requirements state that a majority of a company’s board of directors must be independent. Our Board of Directors includes five independent directors, namely Jim Ballard, Jack Theeler, Dana Stapleton, Steve Conner and Milton Tenopir. These five independent directors constitute a majority of the Board of Directors. The same will be true following the election of the proposed slate.

Board Meetings and Committees; Annual Meeting Attendance

During 2014, four meetings of the Board of Directors were held. All members of the Board of Directors attended 100% of these meetings, except Jim Ballard, who missed one meeting.

Because Midwest is not listed on any securities exchange, it is not subject to any listing requirements mandating the establishment of any particular committees. As a result, the Board of Directors does not presently have any standing committees. All functions of a Nominating Committee, Audit Committee and Compensation Committee are performed by our Board of Directors as a whole.

Audit Committee

Due to the size and structure of Midwest and its Board of Directors, and due to the fact that Midwest only recently registered its Common Stock with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board does not have a standing Audit Committee. As a result, it does not have an Audit Committee charter. The functions that would be performed by the Audit Committee have been performed by the entire Board of Directors. The Board views its duties as an Audit Committee as follows: (i) review recommendations of independent registered accountants concerning Midwest’s accounting principles, internal controls and accounting procedures and practices; (ii) review the scope of the annual audit; (iii) approve or disapprove each professional service or type of service other than standard auditing services to be provided by the independent registered public accountants; and (iv) review and discuss with the independent registered public accountants the audited financial statements.

REPORT OF THE BOARD OF DIRECTORS

The Board of Directors of Midwest has reviewed and discussed the audited financial statements for fiscal years ended December 31, 2014 and 2013 with the Midwest’s management.

The Board of Directors has discussed with Midwest’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Board of Directors received the written disclosures and the letter from the Company's independent accountants required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent accountant its independence from the Company and its management.

Based on such review and discussions, the Board of Directors recommended that the audited financial statements be included in the Company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,

Rick D. Meyer, Chairman and Director
Jim Ballard, Director
Jack Theeler, Director
Les Meyer, Director
Steve Conner, Director
Dana Stapleton, Director
Milton Tenopir, Director
Mark A. Oliver, CEO, Director

Nominating Committee and Selection of Director Candidates

Due to the size and structure of Midwest and its Board of Directors, and due to the fact that Midwest only recently registered its Common Stock with the SEC pursuant to the Exchange Act, the Board does not have a standing Nominating Committee. It also does not have a charter regarding the nominating process. The functions that would be performed by the Nominating Committee have been performed by the entire Board of Directors.

Shareholders who wish to recommend nominees for consideration by the Board of Directors or Nominating Committee (when established) must submit their nominations in writing to Midwest’s Chairman. Submissions must include sufficient biographical information concerning the recommended individual for the Board of Directors or Nominating Committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors or Nominating Committee and to serve if elected by the shareholders. The Board of Directors or Nominating Committee may consider such shareholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the shareholders at each Annual Meeting.

In addition, shareholders may nominate directors for election without consideration by the Board of Directors or Nominating Committee. Any shareholder of record may nominate an individual by following the procedures and deadlines set forth in the “Proposals for 2016 Annual Meeting of Shareholders” section of this proxy statement and by complying with the provisions of Midwest’s Bylaws.

Compensation Committee

Due to the size and structure of Midwest and its Board of Directors, and due to the fact that Midwest only recently registered its Common Stock with the SEC pursuant to the Exchange Act, the Board does not currently have a standing Compensation Committee. As a result, it does not have a Compensation Committee charter. The functions that would be performed by the Compensation Committee have been performed by the entire Board of Directors.

Compensation Committee Interlocks and Insider Participation

At the present time, all functions of a Compensation Committee are performed by our Board of Directors as a whole. Rick D. Meyer and Mark A. Oliver are members of our Board of Directors who also are executive officers and employees of Midwest. Directors who also serve as officers of Midwest do not participate in any deliberations of the Board of Directors concerning executive officer compensation.

Rick D. Meyer, our Chairman and a member of our Board of Directors, also serves as a member of the Boards of Directors of Northstar Financial Corporation, a Minnesota holding company ("Northstar"), First Wyoming Capital Corporation, a Wyoming life insurance holding company ("First Wyoming"), New Mexico Capital Corporation, a New Mexico holding company ("New Mexico"), and Pacific Northwest Capital Corp., an Idaho holding company ("Pacific Northwest"), which Boards of Directors perform the functions of a Compensation Committee for these companies. Rick D. Meyer is Chairman and Chief Executive Officer of Northstar, Chairman of First Wyoming, Co-Chairman of Pacific Northwest, and Executive VP of New Mexico. Mark A. Oliver, our CEO/Treasurer and a member of our Board of Directors, also serves as a member of the Boards of Directors of Northstar, First Wyoming, New Mexico and Pacific Northwest. Mr. Oliver is the President, COO, Treasurer and CFO of Northstar, CEO, CFO, and Treasurer of First Wyoming, Chairman and CEO of New Mexico and the Treasurer of Pacific Northwest. Les Meyer, a member of our Board of Directors, also serves as a member of the Board of Directors of First Wyoming, where he also serves as President. Milton Tenopir, a member of our Board of Directors, also serves as a member of the Board of Directors of Northstar.

Additional information concerning transactions between us and entities affiliated with members of our Board of Directors is included in “Certain Relationships and Related Transactions” below.

Section 16(a) Beneficial Ownership Reporting Compliance

Executive officers, directors and “beneficial owners” of more than ten percent of Midwest’s Common Stock must file initial reports of ownership and changes in ownership with the SEC under Section 16(a) of the Exchange Act. SEC regulations require these reporting persons to furnish us with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC. We believe that during 2014 and through the date of this filing all of our officers, directors and greater than ten percent beneficial owners complied with all filing requirements of Section 16(a) of the Exchange Act.

Code of Ethics

Midwest has adopted a Code of Ethics that applies to our officers, directors and employees in accordance with applicable federal securities laws. A copy of the Code of Ethics was filed as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 2012. These documents may be reviewed by accessing Midwest’s public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request. Midwest intends to disclose any amendments to or waivers of certain provisions of the Code of Ethics in a Current Report on Form 8-K

Shareholder Communications with the Board of Directors

Shareholders may contact an individual director, the Board of Directors as a group or the independent directors as a group by writing to: Board of Directors or Directors, c/o Corporate Secretary, Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506. The communication should specify the applicable addressee(s) to be contacted as well as the address and telephone number of the person submitting the communication. The Board of Directors has instructed the Company’s Secretary to review all communications to the Board and to only distribute if appropriate to the duties and responsibilities of the Board. The Board of Directors has instructed the Company’s Secretary not to forward communications that he determines to be primarily commercial in nature, that relate to an improper or irrelevant topic or that request general information about Midwest. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the compensation paid or accrued by us to our current Chief Executive Officer, our current Chairman and our current Treasurer. None of our other officers had compensation that exceeded $100,000 for the last completed fiscal year.

SUMMARY COMPENSATION TABLE(1)

Name and				All Other
Principal Position	Year	Salary	Bonus	Compensation		Total
Rick D. Meyer, Chairman(3)	2014	$228,898	$–	$12,000	(4)	$240,898
	2013	211,650	–	18,349	(4)	229,999
	2012	206,571	–	12,000	(3)	218,571

Travis Meyer, Vice-	2014	$138,920	$–	$14,793	(4)(2)	$153,713
Chairman(6)	2013	168,730	–	42,670	(4)(2)	211,400
	2012	172,140	–	61,327	(4)(2)	233,467

Mark A. Oliver,	2014	$180,743	$–	$17,000	(4)(5)	$197,743
CEO/Treasurer	2013	168,730	–	32,062	(4)(5)	200,792
	2012	164,640	–	61,327	(4)	170,640

(1) In 2012, 2013 and 2014, none of the named executive officers received stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation earnings as defined in Item 402 of Regulation S-K.

(2) We were a party to a general agency agreement with Great American Marketing, Inc., a corporation owned by Travis Meyer (“Great American Marketing”) that terminated in 2011. Said agreement was approved by the Nebraska Insurance Department. “All Other Compensation” consists of amounts paid to Great American Marketing in 2014, 2013 and 2012 pursuant to this general agency agreement, under which Great American was required to pay for recruiting, conventions, contests, prizes, awards and training. See “Certain Relationships and Related Transactions” below for additional information.

(4) Automobile allowance.

(5) Life insurance policy reimbursement.

(6) Resigned, October 1, 2014.

Outstanding Equity Awards at Fiscal Year End

We have not established any equity compensation plans or granted any equity awards under such plans to our named executive officers. As a result, none of our named executive officers had any unexercised options, unvested stock or equity incentive plan awards outstanding as of the end of our last completed fiscal year.

Our Board of Directors approved the issuance to Mark Oliver of 40,000 shares of voting common stock on March 7, 2010. The shares were issued for $1.15 per share, which was the approximate book value of the shares as of December 31, 2009. The purchase price was paid by Mr. Oliver through delivery of a five-year promissory note secured by a pledge of the shares purchased. The terms of the note were fulfilled in 2014.

Employment Agreements

We have entered into an Employment Agreement with Rick Meyer, our Chairman. This Employment Agreement was effective on December 1, 2011 and is for a three year term, subject to termination upon notice. On each anniversary, the Board may extend the agreement for an additional year. The Board extended said agreement in 2014. Pursuant to this Employment Agreement, Mr. Meyer is entitled to receive:

●	a base salary of $201,571 with an annual 5% cost of living increase, which amount may be adjusted by our Board of Directors in subsequent years;

●	fringe benefits provided by us to our employees in the normal course of business, including insurance coverage;

●	a car allowance of $1,000.00 per month; and

●	reimbursement for reasonable and necessary business expenses.

We also have entered into an Employment Agreement with Mark Oliver, our CEO/Treasurer. The Employment Agreement was effective on June 8, 2011 and is for a three year term, subject to termination upon notice. On each anniversary, the Board may extend the agreements for an additional year. The Board extended said agreement in 2014. Pursuant to this Employment Agreement, Mr. Oliver is entitled to receive:

●	a base salary of $156,000 with an annual 4% cost of living increase, which amount may be adjusted by our Board of Directors in subsequent years;

●	fringe benefits provided by us to our employees in the normal course of business, including insurance coverage;

●	car allowance of $1,000.00 per month; and

●	reimbursement for reasonable and necessary business expenses.

If we terminate Rick Meyer, or Mark Oliver without cause as defined in the applicable Employment Agreement, we will be required to pay such person his base salary and provide certain benefits for the duration of the remaining term of the Employment Agreement or 6 months, whichever is greater. This payment would be made in exchange for an agreement not to engage in certain competitive activities during that period.

Director Compensation

Directors who are not employees currently receive $500 for each meeting of the Board of Directors they attend. All Directors receive an annual retainer of $1,000. Directors also are reimbursed for certain expenses related to their attendance at meetings.

The following table sets forth the compensation paid or accrued by us to our directors, other than directors who are also named executive officers, for the last completed fiscal year.

DIRECTOR COMPENSATION(1)

		Fees
		Earned or	All Other
Name	Year	Paid in Cash	Compensation	Total
Jim Ballard	2014	$1,500	$–	$1,500
Les Meyer	2014	1,850	–	1,850
John R. Perkins(3)	2014	1,500	–	1,500
Milton Tenopir(2)	2014	30,000	–	30,000
Jack Theeler	2014	1,850	–	1,850
Steve Conner	2014	–	–	–
Dana Stapleton(4)	2014	1,500	–	1,500

(1) In 2014, none of the directors received stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation earnings as defined in Item 402 of Regulation S-K.

(2) The Company paid Mr. Tenopir a consulting fee of $2,000 per month to assist in marketing from December 2009 to May, 2012. In June, 2012, Mr. Tenopir was elected Chairman of the Company’s life insurance subsidiary, American Life and Security Corp. In that capacity, he is paid $30,000 per year.

(3) Resigned, December 22, 2014.

(4) Served as advisory director in 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date, regarding the number and percentage of outstanding shares of Common Stock of Midwest beneficially owned by each person known by Midwest to beneficially own more than 5% of such stock, by each of our directors, executive officers and director nominee, and by all of our directors and executive officers as a group.

	Shares of
	Common	Percent of
Name and Business Address of Beneficial Owner(1)	Stock	Class
Five percent shareholders:
None	–	–

Directors, executive officers and director nominee:
Rick D. Meyer	331,527	2.5%
Mark A. Oliver	45,443	*
Milton Tenopir	22,939	*
Jim Ballard	–	*
Jack Theeler	54,180	*
Les Meyer	56,784	*
Steve Conner	–	*
Dana Stapleton	33,863	*
All directors and executive officers as a group (8)	544,736	4.2%

*	Less than one percent.

(1) Unless otherwise indicated, the business address of the persons named in the above table is care of Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, NE 68506.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

In September 2009, we entered into a Consulting and Advisory Agreement with Bison Capital, a corporation owned by Rick Meyer and his wife. Rick Meyer is a member of our Board of Directors, our former Chief Executive Officer and our current Chairman. Under the Consulting and Advisory Agreement, we agreed to pay Bison Capital $190,000 per year for a period of four years. In exchange, Bison Capital agreed to provide us with certain services, including assistance with strategic planning, implementation of capital-raising strategies, product development, market research and public relations. In addition to the consulting fee, we agreed to reimburse Bison Capital for reasonable and necessary business expenses. The Consulting and Advisory Agreement was terminated in December 2011.

In September 2009, we entered into a general agency agreement with Great American Marketing, a corporation controlled by Travis Meyer, who was our President and Vice Chairman and a member of our Board of Directors through October 2014. Under the agreement, Great American was responsible for training, recruiting and oversight of American Life marketing associates, including assuming responsibility for conventions, contests, prizes and awards. This agreement was approved by the Board of Directors and the Nebraska Insurance Department. In exchange, Great American received an override on all first-year premiums written. Great American had no underwriting or claims management authority. During the years ended December 31, 2014, December 31, 2013, and December 31, 2012, we paid Great American Marketing $5,793 and $25,608, and $49,327 respectively, under the terms of the agency agreement, which was terminated in October, 2011.

Certain Relationships and Affiliations with Similar Businesses; Potential Conflicts of Interest

Midwest and certain of its directors and officers have current or past relationships and affiliations with businesses that operate, or once operated, in the life insurance industry and that have conducted public and private stock offerings in connection with their operations. Additional information on these relationships and affiliations, organized by company, is as follows:

Northstar. In April 2010, we acquired 600,000 shares of non-voting common stock of Northstar Financial Corp. (“Northstar”) for $60,000. The non-voting stock converted to voting stock on June 30, 2012. As of March 31, 2015, our ownership constituted approximately 14.3% of the issued and outstanding common stock of Northstar. Northstar was incorporated in Minnesota in April 2010 for the purpose of organizing, owning and operating a life insurance subsidiary in that state. Rick Meyer, Chairman of our Board of Directors, is Chairman, Chief Executive Officer and a member of the Board of Directors of Northstar. Rick Meyer owns 200,000 shares of Northstar's voting common stock, or 4.8% of its outstanding common stock. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, is President, Chief Operating Officer, Treasurer, Chief Financial Officer and a member of the Board of Directors of Northstar. Mr. Oliver owns 140,000 shares of voting common stock of Northstar, or 3.3% of its outstanding common stock. Milton Tenopir, a member of our Board of Directors, is a member of the Board of Directors of Northstar and owns 50,000 shares of voting common stock, or 1.2% of its outstanding common stock. Other former and present board members of Midwest and executive officers of Midwest also own 226,000 shares of common stock of Northstar, or 5.4% of its outstanding common stock. As of March 31, 2015, Northstar was a development stage company that has applied to the Minnesota Department of Commerce for a charter for a life insurance subsidiary.

Pacific Northwest. In September 2011, we acquired 600,000 shares of common stock of Pacific Northwest Capital Corp., an Idaho corporation (“Pacific Northwest”), for $60,000. In February 2014, we acquired an additional 250,000 shares of common stock for $27,383. Our ownership constitutes approximately 22.4% of the outstanding common stock of Pacific Northwest as of March 31, 2015. Pacific Northwest was incorporated in Idaho in October 2010 for the purpose of organizing a life insurance subsidiary in that state and becoming an insurance holding company. Rick Meyer, Chairman of our Board of Directors, is Co-Chairman and a member of the Board of Directors of Pacific Northwest. Rick Meyer owns 200,000 shares of common stock, or 5.3% of the outstanding common stock of Pacific Northwest. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, is Treasurer and a member of the Board of Directors of Pacific Northwest. Mr. Oliver owns 200,000 shares of common stock of Pacific Northwest, or 5.3% of its outstanding common stock. Todd C. Boeve, our Vice President, Agency & Corporate Secretary is a member of the Board of Directors of Pacific Northwest. Mr. Boeve owns 50,000 shares of common stock of Pacific Northwest, or 1.3% of its outstanding common stock. Several other of our current and past board members and executive officers own 305,000 shares of common stock of Pacific Northwest or 8.0% of the outstanding common stock of Pacific Northwest. As of March 31, 2015 Pacific Northwest is a development stage company. In 2014, we changed our carrying method from cost to equity.

New Mexico. In June, 2012, we acquired 300,000 shares of common stock of Mountain States Capital Corporation, a New Mexico corporation (“Mountain States”), for $30,000. We subsequently acquired an additional 12,500 shares. In 2013 the name was changed to New Mexico Capital Corp. which had operated under the name of Enchantment Capital Corporation. Great Plains also owned 200,000 shares of New Mexico common stock, which subsequently became owned by Midwest after Great Plains was merged into Midwest. Our ownership constitutes approximately 12.9% of the issued and outstanding common stock of New Mexico as of March 31, 2015. Rick Meyer, Chairman of our Board of Directors, is Vice President and a member of the Board of Directors of New Mexico. Rick Meyer owns 200,000 shares of common stock of New Mexico, or 5.0% of its outstanding common stock. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, is Chief Executive Officer and Chairman of the Board and a member of the Board of Directors of New Mexico. Mr. Oliver owns 200,000 shares of common stock of New Mexico, or 5.0% of its outstanding common stock. Todd C. Boeve, our Vice President, Agency & Corporate Secretary, and a member of the Board of Directors of New Mexico. Mr. Boeve owns 75,000 shares of common stock, or 1.9% of the outstanding common stock of New Mexico. Several other of our current and past board members and executive officers own 455,000 shares of common stock of New Mexico or 11.4% of the outstanding common stock.

First Wyoming. In July 2009, we acquired 350,000 shares of common stock of First Wyoming Capital Corporation (“First Wyoming”), a development stage insurance holding company formed under Wyoming law, for $35,000 and the funding of $20,000 of pre-incorporation expenses. First Wyoming was incorporated in Wyoming in July 2009 for the purpose of organizing a life insurance subsidiary in that state and becoming an insurance holding company. First Wyoming's life insurance subsidiary received its Certificate of Authority to operate in Wyoming on July 1, 2011. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, serves as a member of First Wyoming’s Board of Directors and as its Chief Executive Officer. He owns 20,400 shares of First Wyoming common stock or 0.5%. Rick Meyer, Chairman and a member of our Board of Directors, serves as a member of First Wyoming’s Board of Directors and its Chairman. He owns 22,100 shares of First Wyoming common stock or 0.5%. Les Meyer, a member of our Board of Directors, serves as President and a member of First Wyoming’s Board of Directors. Les Meyer owns 60,840 shares of common stock of First Wyoming, or 1.4% of its outstanding common stock. Steve Conner, a recent appointment to the Midwest Board of Directors, owns 6,800 shares of First Wyoming common stock or 0.2%. First Wyoming raised approximately $10 million in an intra-state offering in 2010-2011 and received its certificate of authority for its insurance subsidiary in July 2011. During the second quarter of 2012, we obtained control of First Wyoming by replacing First Wyoming’s top executive management positions and all of its board of director seats with employees, directors and affiliates of Midwest. In September and October, 2012, we acquired an additional 596,500 shares of First Wyoming at $1.10 per share, bringing our total ownership percentage in First Wyoming to 21.1% as of March 31, 2015. In 2014, Rocky Mountain Capital Corp., a Colorado holding company, merged into First Wyoming. As a result of obtaining control of First Wyoming, we changed our method of carrying the investment in First Wyoming from cost to equity as required by generally accepted accounting principles.

These past and present relationships with similar businesses could result in a potential conflict of interest should we decide to offer life insurance products in any of the states in which these other companies do business to the extent that a relationship with the other companies is on-going. In addition, a potential conflict of interest could arise if any of those companies chose to do business in Nebraska to the extent that a relationship with the other companies is on-going. For that reason, any decision relating to such business will be made by the disinterested members of the Board of Directors and any member of the Board having an interest in another company will recuse himself or herself from voting or discussing the matter.

PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), the Board of Directors provides shareholders with the opportunity to cast an annual advisory vote on the compensation of the Company’s Named Executive Officers. This non-binding advisory shareholder vote, commonly known as “Say-on-Pay,” gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program and policies. We do not believe a static, systematic pattern exists between executive compensation and performance. Our compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of integrity who take pride in delivering positive results without the distraction of bonus incentives. We believe our compensation structure is a model structure for our peers and alleviates the very concerns that “Say-on-Pay” is attempting to address. As such, our compensation structure is something you, as a shareholder, should approve.

Because your vote is advisory, it will not be binding upon the Company or the Board. However, the Board will take into account the outcome of the vote when considering future executive pay. Accordingly, we are providing you the opportunity to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers contained in this proxy, through the following resolution:

RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related disclosures contained in this Proxy Statement is hereby APPROVED.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION TABLES AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

RELATIONSHIPS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The principal registered public accounting firm utilized by Midwest during 2014 was McGladrey LLP (“McGladrey”). McGladrey has served as our independent registered public accounting firm since December, 2009. A representative of McGladrey is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. McGladrey’s representative will have an opportunity to make a statement at the Annual Meeting should he or she desire to do so.

The aggregate fees billed by McGladrey for the fiscal years ended December 31, 2014 and 2013 are as follows:

	McGladrey	McGladrey
	Fiscal 2014	Fiscal 2013
Audit Fees(1)	$264,369	$206,077
Audit-Related Fees(2)	–	–
Tax Fees(3)	17,000	11,700
All Other Fees(4)	–	–
Total	$281,369	$217,777

(1)	Represents the aggregate fees billed and expenses for professional services rendered by the principal accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by an independent registered public accounting firm in connection with statutory or regulatory filings or engagements for those fiscal years.

(2)	Represents the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees.”

(3)	Represents the aggregate fees billed for professional services provided by the principal accountant for tax compliance, tax advice and tax planning.

(4)	Represents the aggregate fees billed for products and services provided by the principal accountant, other than audit fees, audit-related fees and tax fees.

Pre-Approval Policy for Audit and Non-Audit Services

Midwest does not have a standing Audit Committee at the present time, and the full Board of Directors has responsibility for the approval of all audit and non-audit services before Midwest engages an independent registered public accounting firm. All of the services rendered to Midwest by its independent registered public accounting firm for the fiscal years ended December 31, 2014 and 2013 were pre-approved by the Board of Directors before the engagement of the independent registered public accounting firm for such services.

Midwest does not have written pre-approval policies or procedures for future engagements of Midwest’s accountants. However, in accordance with the rules and regulations of the SEC relating to the independence of auditors, the Board of Directors approves each service to be rendered by the auditors and prohibits the delegation of any pre-approval responsibilities to Midwest’s management. On an annual basis, the Board of Directors approves all audit, audit-related and non-audit services proposed to be rendered by Midwest’s independent registered public accounting firm for the fiscal year, as specifically described in the firm’s engagement letter. All additional engagements of the independent registered public accounting firm that were not approved in the annual pre-approval process, and all engagements that are anticipated to exceed previously approved thresholds, are presented by the President or Treasurer of Midwest to the Board of Directors for pre-approval on a case-by-case basis before management engages the independent registered public accounting firm for any such purpose.

No audit-related, tax or other non-audit services were approved by the Board of Directors pursuant to the de minimis exception to the pre-approval requirements under Rule 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended December 31, 2014.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed McGladrey to serve as Midwest’s independent auditors for 2014. McGladrey also served as Midwest’s independent auditors in 2013. At the Annual Meeting, the shareholders are being asked to ratify the appointment of McGladrey as Midwest’s independent auditors for 2014. Approval by the shareholders of the appointment of Midwest’s independent auditors is not required by law or by Midwest’s organizational documents, but the Board of Directors is submitting this matter to the shareholders for ratification as a corporate governance practice. Ultimately, the Board of Directors retains full discretion and will make all determinations with respect to the appointment and retention of the independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSALS FOR 2016 ANNUAL MEETING OF SHAREHOLDERS

To be eligible for inclusion in Midwest’s proxy materials for the 2016 Annual Meeting of Shareholders, shareholder proposals intended to be presented at that meeting must be in writing and received by Midwest at its principal executive office on or before December 31, 2015. However, if the date of the 2015 Annual Meeting is more than thirty days before or after June 9, 2015, then the deadline for submitting and such shareholder proposal for inclusion in the proxy materials relating to the 2016 Annual Meeting of Shareholders will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-18.

Midwest must receive in writing any shareholder proposals to be considered at the 2016 Annual Meeting of Shareholders, but not included in Midwest’s proxy materials relating to that meeting pursuant to Rule 14a-8 under the Exchange Act, by March 15, 2016. However, if the date of the 2015 Annual Meeting of Shareholders is more than thirty days before or after June 9, 2015, then the deadline for submitting any such shareholder proposal will be a reasonable time before Midwest mails the proxy materials relating to such meeting. Under Rule 14(a)-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the proxy statement for Midwest’s 2016 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal that is not received on or prior to the deadline described above.

Written copies of all shareholder proposals should be sent to Midwest’s principal executive offices at 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506, to the attention of Corporate Secretary. Shareholder proposals must comply with the rules and regulations of the SEC.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Midwest’s 2014 Annual Report to shareholders, including financial statements, has been mailed commensurate with the mailing of this proxy statement. The Annual Report does not constitute and should not be considered a part of this proxy solicitation material.

Midwest will provide without charge to each shareholder solicited, upon the written request of any such shareholder, a copy of its Annual Report on Form 10-K filed with the SEC, including the financial statements, exhibits and schedules thereto, for the year ended December 31, 2014. Such written request should be directed to Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506, Attention: Corporate Secretary.

OTHER MATTERS

Management and the Board of Directors do not intend to bring any other business before the Annual Meeting and have no reason to believe that any will be presented to the Annual Meeting. If, however, any other business should properly be presented to the Annual Meeting, the proxies named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
MIDWEST HOLDING INC.

Mark A. Oliver
Chief Executive Officer

Dated: April 28, 2015

MIDWEST HOLDING INC.
2900 South 70th Street, Suite 400, Lincoln, NE 68506
402-489-8266 ● www.midwestholding.com

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 9, 2015.

Vote by Internet ●Go to www.envisionreports.com/MDH ●Or scan the QR code with your smartphone ●Follow the steps outlined on the secure website

Vote by telephone ●Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone ●Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.
1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Rick D. Meyer	☐	☐	02 - Dana Stapleton	☐	☐	03 - Milton Tenopir	☐	☐

	04 - Steve Conner	☐	☐	05 - Mark A. Oliver	☐	☐	06 - Jack Theeler	☐	☐

	07 - Les Meyer	☐	☐	08 - Jim Ballard	☐	☐

Instruction: To maximize the number of nominees elected to the Company’s Board of Directors, unless otherwise specified below, this proxy authorizes the proxies named on the reverse side to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write “Cumulate For” and the number of shares and the name(s) of the nominee(s) on this line:

		For	Against	Abstain			For	Against	Abstain
2.	Nonbinding Resolution on Executive Compensation:	☐	☐	☐	4.	In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof:	☐	☐	☐

3.	Approval of McGladrey LLP as independent auditors:	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Shareholders should date this proxy and sign here exactly as name appears on the shareholders' stock certificates. If shares are held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

Dear Stockholder:

We encourage you to vote your shares electronically either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security number (where applicable) when voting your shares electronically.

The Computershare Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until 1:00 a.m. Central Time, on June 9, 2015.

Midwest Holding Inc.’s Proxy Statement and Annual Report are available online at www.envisionreports.com/MDH

Your vote is important. Please vote immediately.

If you vote over the internet or by telephone, please do not mail your card.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — MIDWEST HOLDING INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 9, 2015
Solicited on Behalf of the Board of Directors of the Company

The undersigned holder(s) of Common Stock of Midwest Holding Inc., a Nebraska corporation (the “Company”), hereby appoint(s) Allison Fredericks and Todd Boeve, and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Hillcrest Country Club, 9401 E. “O” Street, Lincoln, Nebraska, on Tuesday, June 9, 2015, at 10:00 a.m., Central Time, and at any adjournment thereof, as stated on the reverse.

A vote FOR Proposals 1, 2 and 3 and granting the proxies discretionary authority in Proposal 4, is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR Proposals 1, 2 and 3 and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked “Abstain” and non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2015 Annual Meeting of Shareholders.

C	Non-Voting Items
Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.